MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED MAY 24, 2010 TO

PROSPECTUS DATED JULY 31, 2009

The Securities and Exchange Commission (“SEC”) recently has amended its regulations with respect to money market funds such as the Funds. Beginning May 28, 2010, each Fund will be required to comply with SEC requirements with respect to the liquidity of the Fund’s investments. Specifically, each Fund (except the California Municipal Money Market and Municipal Money Market Funds) will be required to hold at least 10% of its total assets in “daily liquid assets,” and each Fund will be required to hold at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, each Fund’s investments in illiquid securities will be limited to 5% of its total assets. Beginning June 30, 2010, each Fund will be required to limit its dollar-weighted average portfolio maturity to 60 days or less, and its dollar-weighted average portfolio maturity without regard to maturity shortening provisions applicable to variable and floating rate securities to 120 days or less.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

NORTHERN FUNDS PROSPECTUS